Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

ESWS Manufacturer Market Share Worldwide

ESWS Manufacturer Market Share Worldwide
Dornier 22%
Siemens 12%
Direx 10%
Storz 9%
HealthTronics/HMT 8%
EDAP 6%
Wolf 6%
Medstone 5%
Rest 22%
Dornier
Siemens
Direx
Storz
HealthTronics/HMT
EDAP
Wolf
Medstone
Rest

*Company Estimates and publicly available information

8

HEALTHTRONICS SURGICAL SERVICES, INC.

Click here for corresponding text

Technology

Electrohydraulic shock wave generation

focal volume
focal point
primary wave
focused waves
ellipsoid
electrode

9

High Medical Technologies
A HEALTHTRONICS Company

HEALTHTRONICS
SURGICAL SERVICES, INC.

Click here for corresponding text

Technology

10

High Medical Technologies
A HealthTronics Company

HealthTronics
Surgical Services, Inc.

Click here for corresponding text

Technology

<u>Characteristics of shock waves</u>

p
P+
pulse width (-6dB)
P -
time
rise time

High Medical Technologies
A HealthTronics Company

11

HealthTronics Surgical Services, Inc.

Click here for corresponding text

Click here for corresponding text

Lithotripsy

LithoTron®

LithoDiamond®

13

HEALTHTRONICS
SURGICAL SERVICES, INC.

Click here for corresponding text

Total Lithotripters Sold per Region (HealthTronics and HMT)

Europe = 96
Americas = 138
Asia = 42

14

HEALTHTRONICS SURGICAL SERVICES, INC.

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Concerns

Patient Concerns

- Efficacy
- Potency
- Incontinence
- Time
- Complications

Payor Concerns

- Cost
- Cost
- Cost
- Cost
- Cost

21

HEALTHTRONICS SURGICAL SERVICES, INC.

Click here for corresponding text

EB>72
EB<72
COMB
PI
RP
bRFS
0
12
24
36
48
60
72
84
Months

22

HEALTHTRONICS SURGICAL SERVICES, INC.

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Total OssaTrons® Sold per Region

Europe = 35
Americas = 71
Asia = 11

25

HEALTHTRONICS
SURGICAL SERVICES, INC.

Click here for corresponding text

Total EvoTrons® Sold per Region

Europe = 77
Americas = 0*
Asia = 6

26

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Total VersaTrons® Sold per Region

Europe = 25
Americas = 145
Asia = 9

31

HEALTHTRONICS SURGICAL SERVICES, INC.

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Growing Clinical Acceptance and Clinical Data

- Significant number of positive clinical studies published worldwide
- Limited number of negative studies published worldwide
- <u>NO</u> negative studies using HealthTronics' current treatment protocol

JAMA
JAMA ARCHIVES
The Journal of Foot & Ankle Surgery
CLINICS IN PODIATRIC MEDICINE AND SURGERY

34

HEALTHTRONICS SURGICAL SERVICES, INC.

Click here for corresponding text

Media Coverage

MEDICAL
BREAKTHROUGHS
2001
The latest advances in preventing, treating, and curing nearly 100 common diseases

RUNNER'S WORLD
Incurable, My Foot!
For Those About to Shock

TENNIS
This Joint Is Jumpin'
DR. FEELGOOD

SHAPE
bikini by June
thinkhealthy

PREVENTION Magazine

HEALTHTRONICS SURGICAL SERVICES, INC.

35

Click here for corresponding text

OssaTron Trained Physicians

WA 46
OR 5
ID 21
MT 9
WY 6
ND 3
SD 20
NE 17
MN 47
WI 77
MI 179
IA 49
IL 194
IN 68
OH 141
PA 120
NY 133
VT 2
ME 1
NH 3
MA 41
RI 44
CT 37
NJ 85
DE 3
MD 20
NV 48
UT 25
CO 75
KS 47
MO 141
KY 48
WV 6
VA 12
CA 251
AZ 61
NM 24
OK 41
AR 50
TN 170
NC 114
SC 51
MS 25
AL 84
GA 146
TX 297
LA 109
FL 460
AK 6
HI 1
<10
10-25
26-50
>50

36

HEALTHTRONICS SURGICAL SERVICES, INC.

Click here for corresponding text

Treatment Locations

180
160
140
120
100
80
60
40
20
0
5
22
36
46
3
53
45
2
80
49
6
90
57
20
1997
1998
1999
2000
2001
2002
2003
Lithotripsy
Orthotripsy
Prostate

37

Click here for corresponding text

Service Locations

Canada
Lithotripsy
Orthotripsy
Prostate

38

HEALTHTRONICS SURGICAL SERVICES, INC.

Click here for corresponding text

Patient Treatments

3,410
1,470
50,000
40,000
30,000
20,000
10,000
0
8,766
5,226
2,700
100
34,847
34,018
17,850
15,000
11,000
5,000
1998 (est.)
1999
2000
2001
2002
2003
Lithotripsy
Orthopaedics
Prostate

39

Click here for corresponding text

Revenues
(in thousands)

100,000
80,000
60,000
40,000
20,000
0
$2,870
$5,062
$14,682
$24,414
$33,846
$43,882
$87,192
$88,406
1996
1997
1998
1999
2000
2001
2002
2003

40

HealthTronics Surgical Services, Inc.

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

Click here for corresponding text

A Leading Provider of
Orthopaedic and Urologic
Non-Invasive Medical Devices
and Medical Services

Safe Harbor Statement

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of HealthTronics Surgical Services, Inc. to be materially different from any future results, performance or achievements express or implied by such forward-looking statements. As always, these expectations and projections are based on currently available competitive, financial, and economic data, along with operating plans, and are subject to future events and uncertainties. Among the events and uncertainties which could adversely affect future periods are: inability to establish or maintain relationships with physicians and hospitals; health care regulatory developments that prevent certain transactions with health care professionals or facilities; inability of the Company or health care providers to obtain reimbursement for use of the Company’s current or future products; competition or technological change that impacts the market for the Company’s products; and difficulty in managing the Company’s growth. Additional factors that might cause such a difference, include, but are not limited to those discussed in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and in subsequent documents filed by HealthTronics Surgical Services with the Securities and Exchange Commission.

2

Company Profile

•	Worldwide technology leader in Electrohydraulic Shock Wave medical devices

•	A leading provider of non-invasive urologic services
	•	Lithotripsy – Leading treatment for kidney stones
	•	TUMT – Treatment of benign prostate enlargement
	•	Cryotherapy – Treatment for prostate cancer
	•	Beginning FDA Clinical trials for New Prostate Treatment - HIFU

•	The U.S. pioneer of orthopaedic Extracorporeal Shock Wave Surgery
	•	OssaTron® is the first FDA approved device for treating orthopaedic conditions with orthopaedic shock wave surgery
	•	OssaTron® is the only FDA approved device for multiple indications
	•	First mover in estimated $2 billion market

3

Company Profile (Cont.)

•	Leading manufacturer and distributor of lithotripsy and orthopaedic shock wave surgery devices worldwide
	•	Distribution in over 35 countries
	•	Research and Manufacturing Facilities in Switzerland
	•	In the U.S., approximately 177 devices providing services in 47 states

•	Relationship with approximately 15% of all U.S. urologists

4

Corporate Strategy

•	Build infrastructure to support growth of Orthopaedic Extracorporeal Shock Wave Surgery in the U.S. and worldwide

•	Continue generating cash flow and earnings from urology operations

•	Establish new urology businesses and introduce new urology products by leveraging existing base of U.S. urology network

•	Produce world-class products and increase penetration of worldwide medical devices

5

Market Drivers

•	Growing demand for non-invasive and minimally invasive surgical procedures

•	Trend from health care facilities to outsource specialized services

•	Aging of U.S. population and promotion of healthy, active lifestyle

6

Multiple Revenue Sources

•	Turnkey Clinical and Technical Services provided to doctors, hospitals and patients

•	Sale of Equipment – LithoTron®, LithoDiamond®, OssaTron®, EvoTron®* and VersaTron®

•	Sale of Consumables

•	Equipment Maintenance and Support

•	Management Fees from Partnerships

*Not approved by the FDA in the U.S. Market

7

ESWS Manufacturer Market
Share Worldwide

Dornier	22%
Siemens	12%
Direx	10%
Storz	9%
HealthTronics/HMT	8%
EDAP	6%
Wolf	6%
Medstone	5%
Rest	22%

*Company Estimates and publicly available information

8

Technology

Electrohydraulic shock wave generation

9

Technology

The core of the technology of electrohydraulic shock wave surgery is the electrodes (the consumables) which generate the shock wave.

10

Technology

Characteristics of shock waves

•	Short rise time in ns range
•	Small pulse width at -6 dB
•	High positive pressure amplitude
•	Low tensile wave

11

Current Scientific and Clinical Studies

•	FDA study on non-union indication OssaTron®

•	Pressure measurement (Boston University)

•	Lateral epicondylitis study (Baylor University Hospital)

•	Chip model study (Colorado State University)

•	Multicenter study with LithoDiamond®

•	Shoulder study with EvoTron®

•	Clinical study and Scintigraphy (Zürich University)

•	Clinical study on Osteoarthritis for small animal (dogs, cats) with VersaTron®

12

Lithotripsy

LithoTron®

LithoDiamond®

13

Total Lithotripters Sold per Region
(HealthTronics and HMT)

GRAPHIC

Americas = 138
Europe = 96
Asia = 42

14

Lithotripsy Economics in USA

•	Accepted treatment protocol by physicians and insurers for treating kidney stones

•	Approximately 250,000 cases per year

•	Reimbursement averages $2,000 per procedure for HealthTronics

15

Lithotripsy Entities

•	Active with 44 lithotripsy entities (of which we consolidate 30) in 35 states

•	Average entity now treating 800 cases per year

•	HealthTronics Surgical Services’ average partnership stake is approximately 30%

•	HealthTronics Surgical Services’ average equity stake in unconsolidated partnerships is approximately 15%

16

Urology Services

•	Transurethral Microwave Therapy
	•	Treatment of benign prostate enlargement
	•	Outpatient procedure
	•	One of the largest providers in the U.S., projected to treat approximately 3,300 patients in 2004
	•	Partnership model does not generally apply

•	Cryosurgery (controlled freezing)
	•	Minimally invasive treatment of prostate cancer
	•	Outpatient or limited stay procedure
	•	185,000 new cases in the U.S. each year
	•	Better long-term outcomes compared to radiation; faster and less expensive
	•	Partnership model applies

17

BPH – Benign Prostatic Hypertrophy

•	Non-cancerous enlargement of the prostate

•	Affects 50% of men over age 60

•	Symptoms associated with restricted flow of urine

•	Multiple treatments available

18

HealthTronics BPH Treatment Options

•	Trans Urethral Microwave Therapy (TUMT)
	•	In office
	•	Single treatment – 30 minutes
	•	Good Medicare reimbursement

•	Laser Excision
	•	In surgery center
	•	Single treatment – 1 hour
	•	Doctors like it (more like surgery)

19

Prostate Cancer

•	Second most common cancer in males

•	230,000 new cases per year in the U.S.

•	PSA has changed the management of prostate cancer

•	Five treatment options
	•	Surgery
	•	Radiation
	•	Cryosurgery
	•	Medication
	•	HIFU

20

Concerns

Patient Concerns		Payor Concerns

•	Efficacy	•	Cost
•	Potency	•	Cost
•	Incontinence	•	Cost
•	Time	•	Cost
•	Complications	•	Cost

21

Efficacy Comparison of Treatment Options
for Stage T1-T2 Prostate Cancer

	MONTHS

bRFS	0	12	24	36	48	60	72	84

EB>72	100	99	92	88	82	82	82	82
EB<72	100	99	92	62	55	50	47	45
COMB	100	98	95	88	83	78	78	76
PI	100	98	97	98	88	85	78	76
RP	100	92	90	88	82	82	78	76

22

Non-Efficacy Comparisons*

	Surgery	Radiation	Cryo	Medications	HIFU

Potency	1	2	1	1	2
Incontinence	1	3	2	3	3
Time	2	0	3	0	3
Complications	1	2	2	2	2

	5	7	8	6	10

Estimated Treatment Cost	$ 12,000	$ 25,000	$ 12,000	$ 50,000	$ 12,000

*Company’s evaluation. Rating system: 0-awful; 1-poor; 2-acceptable; 3-good

23

Orthopaedic Extracorporeal
Shock Wave Surgery

OssaTron®

EvoTron®

24

Total OssaTrons® Sold per Region

GRAPHIC

Americas = 71
Europe = 35
Asia = 11

25

Total EvoTrons® Sold per Region

GRAPHIC

Americas = 0*
Europe = 77
Asia = 6

*EvoTron® is not FDA approved for use in the U.S.

26

Orthopaedic Partnerships

•	Active with 51 Partnerships in 47 States

•	Average location now treating 150 cases per year

•	Orthopaedic Division is losing money overall but pre-tax net income loss decreased from$1.5 million in 2002 to $700,000 in 2003

•	HealthTronics Surgical Services’ average partnership stake is approximately 50-60%

27

OssaTron® Treatment for
Chronic Plantar Fasciitis

•	American Podiatric Medical Association estimates over 17 million cases of heel pain in U.S. per year

•	Over 17,000 patients treated to date in U.S. by HealthTronics

•	HealthTronics patient history (2000 to present) demonstrates are-treatment rate of <10%

•	Based on current data, outcomes appear to be better than surgery

28

OssaTron® Treatment for
Chronic Lateral Epicondylitis

•	More than “tennis” elbow

•	Opens orthopaedic market for OssaTron®

•	Procedure easily learned by doctor

•	Minimal complications

•	In double-blind, placebo-controlled clinical trial, the FDA concluded treatment is safe and effective

•	Training of physicians now underway

29

Veterinary Extracorporeal Shock
Wave Surgery VersaTron®

VersaTron®

•	Introduced in 2001 in USA for equine specialists

•	5.5 Million Horses in the U.S.

•	145 Units sold by year-end 2003

•	Excellent results in several indications

•	FDA accepted study with CSU in Denver

•	Provides excellent data that can be used by Orthopaedics

30

Total VersaTrons® Sold per Region

GRAPHIC

Americas = 145
Europe = 25
Asia = 9

31

Orthopaedic US Market
Opportunity

Condition	Estimated # of Cases per Year	Estimated Market Size

*Heel Spurs	250,000	$500 Million
*Tennis Elbow	250,000	$500 Million
Non-Union Fractures	75,000	$300 Million
Achilles Tendonitis	100,000	$250 Million
Patellar Tendonitis	100,000	$250 Million
Shoulder Tendonitis	100,000	$250 Million
AVN of the Femoral Head	25,000	$100 Million

	Total	$2.15 BILLION

*FDA approved indications

32

Shock Wave vs. Traditional
Surgery for Plantar Fasciitis

	Orthotripsy®	Traditional Surgery

Anesthesia	Local or IV sedation	General anesthesia or spinal

Procedure Time	< 30 Minutes	1 Hour (approx.)

Incision	No	Yes

Post-op Status	Heel pad	Boot cast, crutches

Complications	Bruising, occasional slight numbness	Bleeding, wound infection, compromised foot function, nerve damage

Recovery Time	2-3 Days	2-3 Months

Post-op Analgesia	Minimal	In quantity

33

Growing Clinical Acceptance
and Clinical Data

•	Significant number of positive clinical studies published worldwide

•	Limited number of negative studiespublished worldwide

•	NO negative studiesusing HealthTronics’current treatment protocol

34

Media Coverage

35

OssaTron Trained Physicians

36

Treatment Locations

	1997	1998	1999	2000	2001	2002	2003

Lithotripsy	5	22	36	46	53	80	90
Orthotripsy				3	45	49	57
Prostate					2	6	20

37

Service Locations

38

Patient Treatments

	1998	1999	2000	2001	2002	2003

Lithotripsy	5,000	11,000	15,000	17,850	34,018	34,847
Orthopaedics			100	2,700	5,226	8,766
Prostate					1,470	3,410

39

Revenues
(in thousands)

	1996	1997	1998	1999	2000	2001	2002	2003

Revenues	$2,870	$5,062	$14,682	$24,414	$33,846	$43,882	$87,192	$88,406

40

Management

•	Argil Wheelock, M.D. – Chairman & CEO since 1996
20 years experience in physician-related business activities. Practicing urologist, 1979-1996. Public company consultant, 1991-1996.

•	Martin McGahan – President and COO; Previous CFO since 2001
15 years experience in healthcare finance, business development and corporate finance with various public and private companies.

•	Price Dunaway – COO of Lithotripsy Operations since 2003
20 years experience in healthcare. Former CEO of biotech company and former CFO of urological device and services company.

•	Andreas Baenziger, M.D. – COO of Sales & Services since 2004
Orthopaedic surgeon with 16 years experience in healthcare companies. Former CEO of HMT Holding AG.

•	Ron Gully – SR VP of Orthopaedic Division since 2001
17 years experience in healthcare services. Former CEO of Ascension Corporation, a healthcare billing and management firm.

41

Stock Profile

Nasdaq:	HTRN
Share Price:	$6.00
52 Week Range:	$11.67 – $5.10
Shares Outstanding:	11.6 Million
Market Capitalization:	$69.6 Million
Average Daily Volume:	96,000
2001 EPS:	$0.28
2002 EPS:	$0.55*
2003 EPS:	$0.45

*GAAP earnings were $.73, which  includes gain on sale of $.18 from disposition of USL

42

Reasons to Invest in HTRN

•	Rapidly growing innovator with the first FDA-approved device for orthopaedic shock wave surgery

•	Addressing large untapped orthopaedic market that could exceed $2 billion

•	Steady cash flow from kidney lithotripsy business financing new opportunities in orthopaedics and urology

•	Physician network that will be leveraged to offer additional products and services

•	Record of strong growth in sales and earnings

•	Globally experienced management team

•	Strong technology and product pipeline

•	Promising new scientific activities

43

A Leading Provider of
Orthopaedic and Urologic
Non-Invasive Medical Devices
and Medical Services